UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	May 24, 2017
MidSouth Bancorp, Inc.

(Exact name of registrant as specified in its charter)
Louisiana	1-11826	72-1020809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
102 Versailles Boulevard, Lafayette, Louisiana		70501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 337-237-8343

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rile 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 24, 2017, MidSouth Bancorp, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders, at which 9,756,031 shares of the Company’s common stock, $0.10 par value per share, were represented in person or by valid proxy. The Company’s shareholders took the following actions at the 2017 Annual Meeting:

1.    Election of Directors – Shareholders elected James R. Davis, Jr., Milton B. Kidd, III, O.D., and R. Glenn Pumpelly to serve as Class III Directors until the 2020 Annual Meeting of Shareholders or until their successors are elected and qualified. The number of votes cast for each of these individuals is as set forth below:

Director	Shares For	Shares Withheld	Broker Non-Votes
James R. Davis, Jr.	7,222,223	220,743	2,313,065
Milton B. Kidd, III, O.D.	7,266,146	176,820	2,313,065
R. Glenn Pumpelly	7,166,679	276,287	2,313,065

2.    Non-binding advisory resolutions approving compensation of the named executive officers – Shareholders approved a non-binding advisory resolution approving the compensation paid to the named executive officers in 2016 as set forth in the Company’s proxy statement for the 2017 Annual Meeting. The vote totals were as follows:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
6,888,513	264,601	289,852	2,313,065

3.    Ratify the appointment of Porter Keadle Moore, LLC (“PKM”) as the Company’s independent registered public accounting firm for the year ending December 31, 2017 – Shareholders ratified the appointment of PKM as the Company’s independent registered public accounting firm for the year ending December 31, 2017 as set forth in the Company’s proxy statement for the 2017 Annual Meeting. The vote totals were as follows:

Shares For	Shares Against	Shares Abstained
9,686,193	25,746	44,092

Items 7.01. Regulation FD Disclosure

On May 24, 2017, the Company provided presentation slides at the Company’s Annual Meeting of Shareholders. The presentation slides are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated herein by reference, shall not be incorporated by reference into any registration statement or other document pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

99.1    Annual Meeting of Shareholders Presentation, dated May 24, 2017.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDSOUTH BANCORP, INC.
Registrant
By:	/s/ James R. McLemore
James R. McLemore
President and Chief Executive Officer

Date:	May 24, 2017